***For Immediate Release: May 13, 2014***

SCR Contact: Rita Cox, rcox@SaratogaCasino.com, 518-581-5716
CDI Contact: Courtney Norris, Courtney.Norris@kyderby.com, 502-636-4564

SARATOGA CASINO AND RACEWAY & CHURCHILL DOWNS INCORPORATED ANNOUNCE HISTORIC PARTNERSHIP ON GAME CHANGING CASINO AT EAST GREENBUSH

World-Class Destination Resort in Rensselaer County Will Create 1,700 Permanent and 1,700 Construction Jobs, Grow the Local Economy While Keeping Taxes Down and NY Gaming Dollars in NY

Partnership Brings Together Two Storied Companies With Combined 200+ Years of Gaming Experience

(East Greenbush, NY) - Saratoga Casino and Raceway (SCR) and Churchill Downs Incorporated (CDI) today announced they will partner in bidding for the Capital Region’s commercial casino license to build a $300 million world class destination resort casino in the Town of East Greenbush. With more than 200 combined years of experience between the two organizations, the partnership further solidifies the East Greenbush proposal as the best project to create jobs, grow the economy and keep taxes down in the Capital Region.

“Saratoga Casino and Raceway could not be more excited about partnering with Churchill Downs Incorporated,” said James D. Featherstonhaugh, Secretary & Chief Legal Officer of Saratoga Casino and Raceway. “Our organizations both come from a horse racing heritage and have a combined two centuries of proven gaming experience. With this partnership, we look forward to a shared future in creating jobs and growing the Capital Region economy.”

“Churchill Downs Incorporated is thrilled to expand our presence in New York State through our partnership with Saratoga Casino and Raceway,” said Bill Carstanjen, President and Chief Operating Officer of Churchill Downs Incorporated. “Together we’ll deliver a destination resort casino that will create reliable revenues for the entire Capital Region, generate thousands of jobs, and be best positioned to keep New York gaming dollars in New York.”

The Casino at East Greenbush: The Best Project for the Capital Region

Today’s announcement formalizes a legendary partnership that will deliver game changing results for the Capital Region. The $300 million proposed Casino at East Greenbush will provide the greatest impact for the regional economy. The major private investment will use no public funds or government supported tax breaks. It will create:

•	1,700 construction jobs;

•	1,700 permanent good paying jobs with benefits;

•	Thousands of additional jobs in the community and region; and

•	Strong, long-term opportunities for minority and women owned businesses and veterans.

It will also help to keep taxes low and support local needs with $24.1 million annually for the Capital Region, in addition to $5.7 million annually for both the Town of East Greenbush and Rensselaer County.

Located on East Greenbush’s Thompson Hill with spectacular views of the Capital District, the Casino will feature world-class gaming, dining and entertainment options, including:

•	A 300-room resort style hotel;

•	A full complement of exciting dining options, including fine dining, casual dining and buffet;

•	Multiple entertainment venues, with a night club, sports bar and showroom;

•	20,000 square feet of high end retail; and

•	Convenient parking, with valet, plentiful covered parking and surface lots.

Churchill Downs Incorporated is one of the nation’s top racing, gaming and entertainment companies, with myriad holdings, including:

•	Five racetracks;

•	Six casinos;

•	TwinSpires.com, the country's premier online wagering company;

•	A video poker business;

•	A poker media and brand company;

•	A multi-state network of off-track betting facilities; and

•	A collection of racing-related data, totalisator and telecommunications companies that support CDI’s sports and gaming operations.

CDI employs more than 4,500 people and has physical operations in ten states: California, Florida, Georgia, Illinois, Kentucky, Louisiana, Maine, Mississippi, New York and Ohio.

Saratoga Casino and Raceway is the Northeast’s premier racing and gaming company, and one of the Capital Region’s largest employers, boasting a $15 million annual payroll and 630 employees at its Saratoga Springs facility. SCR traces its history to June 1941 with the start of harness racing at the nation’s third oldest harness track. Today, Saratoga Casino and Raceway operates gaming, racing and entertainment venues in three states, including Saratoga Casino Black Hawk in Colorado, Ellis Park in Kentucky and the Gideon Putnam Hotel and Resort in Saratoga Springs, NY.
ABOUT CHURCHILL DOWNS INCORPORATED
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations and a poker room in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; and a 50 percent owned joint venture, Miami Valley Gaming and Racing, in Lebanon, Ohio. CDI also owns the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; Luckity.com, offering real-money Bingo online for a chance to win cash prizes; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.
Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,”

“may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price. You should read this discussion in conjunction with the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

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